FINANCIAL EXPENSES (INCOME), net	12 Months Ended
Dec. 31, 2021
FINANCIAL EXPENSES (INCOME), net
FINANCIAL EXPENSES (INCOME), net

NOTE 24 - FINANCIAL EXPENSES (INCOME), net:

	Year Ended December 31,
	2021	2020	2019

	U.S dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	—	—	344
Gains on financial assets at fair value through profit or loss	—	94	474
Gains from changes in exchange rates	—	—	74
Interest from bank deposits	51	176	443
	51	270	1,335
Financial expenses:
Interest and finance charges for lease liabilities	395	405	390
Loss from changes in exchange rates	28	9	—
Interest expenses related to borrowing and payable in respect of intangible assets purchase	16,172	12,045	—
Other	65	300	48
	16,660	12,759	438
Financial expenses (income), net	16,609	12,489	(897)

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